SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant  [ X ]

Filed by a Party other than the  Registrant  [ ]

Check the appropriate box:
[    ]  Preliminary Proxy Statement
[    ]  Confidential,  for  Use  of the  Commission  Only  (as  Permitted  by
        Rule 14a-6(e)(2))
[    ]  Definitive  Proxy  Statement
[ X  ]  Definitive  Additional Materials
[    ]  Solicitation  Material  Pursuant to Rule 14a-11(c) or rule 14a-12

                           Hemispherx Biopharma, Inc.
            ______________________________________________________
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         Title  of each  class  of  securities  to  which  transaction  applies:
         Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         Proposed maximum aggregate value of transaction:
                                                         ----------------------
         5)       Total fee paid:
                                  -------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:
                                                               ----------------
         (3)      Filing Party:

         (4)      Date Filed:

                           HEMISPHERX BIOPHARMA, INC.


                                PLEASE VOTE NOW!

                                                             September 24, 2008


Dear Hemispherx Stockholder:

We convened our annual stockholders' meeting on September 17, 2008 as planned, but had to adjourn the meeting because the required quorum of a majority of the shares eligible to vote at the meeting was not present. The adjourned meeting will be held on Friday, October 17, 2008, at 10:00 a.m. at the Crown Plaza Hotel, 1800 Market Street, Philadelphia Pennsylvania 19103.

IF YOU DID NOT VOTE, PLEASE BE SURE TO VOTE OR WE WILL BE UNABLE TO OBTAIN A QUORUM AND HOLD THE MEETING.

The record date remains July 21, 2008. The purposes for which the meeting is being held remain the same as those listed in the Company's Notice of Annual Meeting of August 1, 2008.

Also, please be advised that the August 1, 2008 proxy statement for our 2008 Annual Stockholders' Meeting inadvertently contained an inaccurate parenthetical statement that passage of Proposals 2 and 3 requires that affirmative votes for these proposals constitute at least a majority of the required quorum. Passage of these proposals requires the affirmative vote of at least a majority of the shares represented and voting at the annual meeting at which a quorum is present, but does not require a majority of the quorum.

For your convenience we have enclosed another proxy card and return envelope.

If you have any questions,  please call MacKenzie Partners,  Inc.,  toll-free at
(800) 322-2885 or collect at (212) 929-5500.

         Thank you in advance for voting promptly.

                                                  Sincerely,

                                                  Board of Directors
                                                  Hemispherx Biopharma, Inc.


Corporate Headquarters
_______________________________________________________________________________
One Penn Center, 1617 JFK Blvd, Philadelphia, PA 19103
www.hemispherx.net                             t: 215-988-0080  f: 215-988-1739
------------------

Manufacturing
_______________________________________________________________________________
783 Jersey Avenue, New Brunswick, NJ 08901     t: 732-249-3250  f: 732-249-6895

                          HEMISPHERX BIOPHARMA, INC.
                  THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2008

           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William A. Carter and Ransom W. Etheridge and each of them, with full power of substitution, as proxies to represent the undersigned at the Adjourned Annual Meeting of Stockholders to be held at the Crown Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania 19103, on Friday, October 17, 2008, at 10:00 a.m. local time and at any further adjournment thereof, and to vote all of the shares of common stock of Hemispherx Biopharma, Inc. the undersigned would be entitled to vote if personally present, upon the following matters:

Please mark box in blue or black ink.

1.   Proposal No.1-Election of Directors.

Nominees: William A. Carter, Richard C. Piani, Tom Equels, William M. Mitchell and Iraj-Eqhbal Kiani.

     / / For all nominees (except as marked to the contrary below)

     / /    Authority Withheld as to all Nominees

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

William A. Carter        Richard C. Piani      Tom Equels

William M. Mitchell      Iraj-Eqhbal Kiani

2. Proposal No. 2-Ratification of the selection of McGladrey & Pullen, LLP, as independent registered public accounting firm of Hemispherx Biopharma, Inc. for the year ending December 31, 2008.

     / /For                      / / Against                     / / Abstain

3. Proposal No. 3 - To approve the issuance of our common stock to comply with AMEX company guide section 713.

     / /For                     / / Against                     / / Abstain

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. THE BOARD RECOMMENDS A VOTE "FOR" ALL DIRECTORS AND "FOR" ITEMS NOS. 2 AND 3. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF WILLIAM A. CARTER, RICHARD C. PIANI, TOM EQUELS, WILLIAM A. MITCHELL AND
IRAJ-EQHBAL KIANI AS DIRECTORS, FOR PROPOSALS NO.S 2 AND 3 AND, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ADJOURNED ANNUAL MEETING.



     Please date,  sign as name  appears at left,  and return  promptly.  If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

                      Dated:____________________________________


                      __________________________________________
                      Signature

                      __________________________________________
                      (Print Name)


     SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE